                                                                   EXHIBIT 99.32

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

               ---------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-4
               ---------------------------------------------------

                    Monthly Period:                  9/1/01 to
                                                     9/30/01
                    Distribution Date:               10/10/01
                    Transfer Date:                   10/9/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Monthly Distribution.
       ------------------------------------------------------

       1. The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                         Class A                        $3.09740
                                         Class B                        $3.31407
                                         Collateral Invested Amount     $3.81407

       2. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                         Class A                        $3.09740
                                         Class B                        $3.31407
                                         Collateral Invested Amount     $3.81407

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-4
Page 2


     3. The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount
                                   Class A                        $      0.00000
                                   Class B                        $      0.00000
                                   Collateral Invested Amount     $      0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in respect
        of the Certificates
                                   Class A                        $81,546,507.36
                                   Class B                        $ 6,303,096.63
                                   Collateral Invested Amount     $ 9,223,783.61
                                                                  --------------
                                   Total                          $97,073,387.60

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of
             Finance Charge Receivables processed
             during the Monthly Period which were
             allocated in respect of the Certificates
                                   Class A                        $ 8,495,379.63
                                   Class B                        $   656,678.96
                                   Collateral Invested Amount     $   960,893.69
                                                                  --------------
                                   Total                          $10,112,952.28

        (b1) Principal Funding Investment Proceeds (to Class A)   $         0.00
        (b2) Withdrawals from Reserve Account (to Class A)        $         0.00
                                                                  --------------
             Class A Available Funds                              $ 8,495,379.63

        (c1) Principal Funding Investment Proceeds (to Class B)   $         0.00
        (c2) Withdrawals from Reserve Account (to Class B)        $         0.00
             Class B Available Funds                              $   656,678.96

        (d1) Principal Funding Investment Proceeds (to CIA)       $         0.00
        (d2) Withdrawals from Reserve Account (to CIA)            $         0.00
             Collateral Interest Available Funds                  $   960,893.69

        (e1) Total Principal Funding Investment Proceeds          $         0.00
        (e2) Investment Earnings on deposits to Reserve Account   $         0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-4
Page 3



     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a) The aggregate amount of Principal Receivables
            in the Trust as of 09/30/01                      $32,242,194,027.86

        (b) Invested Amount as of 09/30/01
            (Adjusted Class A Invested Amount
            during Accumulation Period)
                                  Class A                    $   600,000,000.00
                                  Class B                    $    46,428,000.00
                                  Collateral Invested Amount $    67,858,000.00
                                                             ------------------
                                  Total                      $   714,286,000.00

        (c) The Floating Allocation Percentage:
                                  Class A                                 1.818%
                                  Class B                                 0.140%
                                  Collateral Invested Amount              0.206%
                                                             ------------------
                                  Total                                   2.164%

        (d) During the Accumulation Period: The
            Invested Amount as of ______ (the
            last day of the Revolving Period)
                                  Class A                    $             0.00
                                  Class B                    $             0.00
                                  Collateral Invested Amount $             0.00
                                                             ------------------
                                  Total                      $             0.00

        (e) The Fixed/Floating Allocation Percentage:
                                  Class A                                 1.818%
                                  Class B                                 0.140%
                                  Collateral Invested Amount              0.206%
                                                             ------------------
                                  Total                                   2.164%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 2001-4
Page 4

     4. Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)  30 - 59 days                                                      $     491,646,307.21
        (b)  60 - 89 days                                                      $     334,719,237.44
        (c)  90 - 119 days                                                     $     238,341,329.95
        (d) 120 - 149 days                                                     $     188,324,719.77
        (e) 150 - 179 days                                                     $     164,094,754.09
        (f) 180 or more days                                                   $               0.00
                                       Total                                   $   1,417,126,348.46

     5. Monthly Investor Default Amount.
        -------------------------------

        (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period
            allocable to the Invested Amount (the aggregate "Investor
            Default Amount")
                                       Class A                                 $       3,061,710.25
                                       Class B                                 $         236,617.30
                                       Collateral Invested Amount              $         346,342.96
                                                                               --------------------
                                       Total                                   $       3,644,670.51

     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a) The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the Collateral Invested Amount
                                       Class A                                 $               0.00
                                       Class B                                 $               0.00
                                       Collateral Invested Amount              $               0.00
                                                                               --------------------
                                       Total                                   $               0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 2001-4
Page 5

        (b) The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B
            Invested Amount and the Collateral Invested Amount

                                                    Class A                          $        0.00
                                                    Class B                          $        0.00
                                                    Collateral Invested Amount       $        0.00
                                                                                     -------------
                                                    Total                            $        0.00

     7. Investor Servicing Fee
        -----------------------
        (a) The amount of the Investor Monthly Servicing Fee
            payable by the Trust to the Servicer for the
            Monthly Period

                                                     Class A                         $   750,000.00
                                                     Class B                         $    58,035.00
                                                     Collateral Invested Amount      $    84,822.50
                                                                                     --------------
                                                     Total                           $   892,857.50

     8. Reallocated Principal Collections
        ---------------------------------
            The amount of Reallocated Collateral Interest Principal
            Collections and Class B Principal Collections applied in
            respect of Interest Shortfalls, Investor Default Amounts or
            Investor Charge-Offs for the prior month.

                                                     Class B                         $         0.00
                                                     Collateral Invested Amount      $         0.00
                                                                                     --------------
                                                     Total                           $         0.00

     9. Collateral Invested Amount
        --------------------------
        (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of
            the preceding month                                                      $67,858,000.00

    10. The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period                                  10.87%

    11. The Base Rate
        -------------
          The Base Rate for the related Monthly Period                                         5.82%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 2001-4
Page 6

C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

        1.   Accumulation Period

        (a)  Accumulation Period Commencement Date                                      04/01/2006

        (b)  Accumulation Period Length (months)                                                 1

        (c)  Accumulation Period Factor                                                       1.00

        (d)  Required Accumulation Factor Number                                                 8

        (e)  Controlled Accumulation Amount                                     $    714,286,000.00

        (f)  Minimum Payment Rate (last 12 months)                                           12.86%

        2.   Principal Funding Account
             -------------------------

             Beginning Balance                                                  $             0.00
                Plus: Principal Collections for related Monthly Period from
                      Principal Account                                                       0.00
                Plus: Interest on Principal Funding Account Balance for
                      related Monthly Period                                                  0.00

                Less: Withdrawals to Finance Charge Account                                   0.00
                Less: Withdrawals to Distribution Account                                     0.00
                                                                                ------------------
             Ending Balance                                                                   0.00

        3.   Accumulation Shortfall
             ----------------------

                   The Controlled Deposit Amount for the previous
                   Monthly Period                                               $             0.00

             Less: The amount deposited into the Principal Funding
                   Account for the Previous Monthly Period                      $             0.00

                   Accumulation Shortfall                                       $             0.00
                                                                                ------------------
                   Aggregate Accumulation Shortfalls                            $             0.00

        4.   Principal Funding Investment Shortfall
             --------------------------------------

                   Covered Amount                                               $             0.00

             Less: Principal Funding Investment Proceeds                        $             0.00

                                                                                ------------------
                   Principal Funding Investment Shortfall                       $             0.00
                                                                                ------------------

  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 2001-4
  Page 7

 D. Information Regarding the Reserve Account
    -----------------------------------------

       1. Required Reserve Account Analysis
          ---------------------------------

          (a) Required Reserve Account Amount percentage                0.00000%

          (b) Required Reserve Account Amount ($)                      $   0.00
              (.5% of Class A Invested Amount or other amount designated by Transferor)

          (c) Required Reserve Account Balance after effect of
              any transfers on the Related Transfer Date               $   0.00

          (d) Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date              $   0.00

       2. Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date          $   0.00

       3. Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the related Transfer        $   0.00
          Date (D.1.(d) plus D.2. above)

       4. The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related Monthly Period      5.86%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page

                                        First USA Bank, National Association
                                        as Servicer


                                        By:  /s/ Tracie Klein
                                             ----------------------
                                             Tracie Klein
                                             First Vice President